UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3627

                         GREENSPRING FUND, INCORPORATED
                         ------------------------------
               (Exact name of registrant as specified in charter)

                        2330 WEST JOPPA ROAD, SUITE 110
                        -------------------------------
                          LUTHERVILLE, MD  21093-4641
                          ---------------------------
              (Address of principal executive offices) (Zip code)

                       MR. CHARLES VK. CARLSON, PRESIDENT
                       ----------------------------------
                        2330 WEST JOPPA ROAD, SUITE 110
                        -------------------------------
                          LUTHERVILLE, MD  21093-4641
                          ---------------------------
                    (Name and address of agent for service)

                                 (410) 823-5353
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2006
                        ------------------

Date of reporting period:  JUNE 30, 2006
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                            (GREENSPRING FUND LOGO)

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2006

                         GREENSPRING FUND, INCORPORATED

                                                  July 2006

Dear Fellow Shareholders:

We are pleased to provide this report discussing portfolio activity and performance for the second quarter of 2006. Through the years, we have made an effort to keep our shareholders informed on a regular basis by providing a discussion of portfolio activity quarterly (more frequently than the semi-annual reports mandated by the SEC). Our quarterly discussions of the Fund's performance are available on the Fund's website (www.greenspringfund.com) under "FUND REPORTS." In addition, we will continue to mail Semi-Annual and Annual Reports to Greenspring Fund shareholders.

PERFORMANCE REVIEW

During the second quarter of 2006, a difficult environment for equities, shares of the Greenspring Fund declined slightly in price, dropping from a net asset value of $23.15 per share on March 31, 2006 to $22.94 per share on June 30, 2006. The primary reason for this decline of 0.91% in the Fund's net asset value during the quarter was the performance of the common stock portion of the Fund's portfolio. The Fund's other asset classes -- convertible bonds, preferred stocks, corporate bonds and cash equivalents -- all posted positive returns. Greenspring Fund's "balanced" approach helped to mitigate the negative impact of the equity market's performance on the Fund's overall results during the quarter.

                 GREENSPRING FUND
               PERFORMANCE FOR THE
                  PERIODS ENDED
                  JUNE 30, 2006

Quarter                                     -0.91%
Year to Date                                 6.35%
1 Year                                      13.55%
3 Years*<F1>                                12.52%
5 Years*<F1>                                 8.85%
10 Years*<F1>                                8.99%
Since inception on 7/1/83*<F1>              11.19%

*<F1>  annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund's web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less.

The Fund's investment objectives, risks, and charges and expenses must be considered carefully before investing. The Prospectus contains this and other information about the Fund, and it may be obtained by calling 1-800-366-3863 or visiting www.greenspringfund.com.

Please read the Fund's Prospectus carefully before investing.

INFLUENCES on PORTFOLIO PERFORMANCE

The security that had the largest impact on the Greenspring Fund's performance during the second quarter was the common stock of Wabash National, which declined in price from $19.75 to $15.36 per share. The Fund initially purchased shares of Wabash National, a manufacturer of truck trailers, in 2003 and since then it has been one of the more volatile holdings in the portfolio. Recently, Wabash National's stock has come under pressure following the Company's announcement of disappointing first quarter earnings. Competitive pricing, commodity cost pressures, and start-up costs related to new automated production lines are a few of the factors that negatively impacted earnings. In addition, revenues were weaker than expected due to a delay in customers taking delivery of completed trailer orders. We believe these operating difficulties will prove to be short term in nature, and expect the Company's profits to improve as Wabash's manufacturing efficiency initiatives work their way through the system, and pricing and cost pressures subside. In the meantime, several factors reinforce our confidence in this investment, as Wabash remains the market leader in the production of high quality truck trailers, generates a significant amount of free cash flow, and has a strong balance sheet.

The Fund's investment in the common stock of Michael Baker Corporation had the second largest impact on the Fund's performance during the recent quarter. The Greenspring Fund originally purchased shares of Michael Baker Corporation in 2000 and, overall, the Fund's investment in this provider of engineering services to industrial and governmental customers has been quite successful. During the second quarter of 2006, however, the stock price declined from $28.33 to $21.70 per share, despite the absence of any meaningful negative news. More likely, Michael Baker's stock was caught up in the widespread decline of small-cap value stocks during the quarter. On a more positive note, the Company announced that it had obtained several new contracts during the quarter, reinforcing our belief that Michael Baker has strong prospects for new business from various government departments (Federal Emergency Management Agency, Department of Defense, State Department, Immigration and Naturalization, state and federal Departments of Transportation), in addition to many private sector opportunities.

The security with the third largest impact was the common stock investment in the shares of Radyne Corporation, a manufacturer of satellite data transmission equipment. The Greenspring Fund first bought shares of Radyne Corporation during the second quarter of 2004, and purchased additional shares in subsequent months. After numerous positive corporate announcements, Radyne's stock appreciated considerably and in June of 2005 we began to reduce our holdings in Radyne. Although we believed that the Company had the potential to continue to sharply increase its revenues and earnings, we were of the opinion that, after significant price appreciation, it was prudent to reduce our position in this security because it had become less of a "value" stock than when we originally purchased shares. During the second quarter of 2006, Radyne's common stock declined in price from $15.97 to $11.38 per share, again, in the absence of any significant company-specific news, but moving in the same direction as other small-cap securities. At these levels, our interest in Radyne's common stock has once again increased.

                                                                % OF NET
                                                                 ASSETS
GREENSPRING FUND                                                 AS OF
TOP 10 HOLDINGS                                                 6/30/06
----------------                                                -------
Brooks Automation 4.75% Convertible Bonds                         4.2%
Sepracor 5% Convertible Bonds                                     4.1%
Suncor Energy Inc.                                                3.8%
Quanta Services 4% Convertible Bonds                              3.5%
Tempur-Pedic 10.25% Bonds                                         3.3%
Amazon.com, Inc. 4.75% Convertible Bonds                          3.2%
Millenium Pharmaceuticals 5.5% Convert. Bonds                     3.2%
Mercury Interactive 4.75% Convertible Bonds                       3.0%
NGP Capital Resources                                             3.0%
Agere Systems 6.5% Convertible Bonds                              2.7%

The Greenspring Fund's holdings in short-term, high-yielding fixed income securities provided a positive return during the quarter, serving as a sturdy shelter during the equity markets' second quarter storm. Our fixed income securities generated a positive total return during each month of the quarter, aiding our efforts to attain the Fund's goal of steady, consistent performance with below-average volatility. The expected duration of our fixed income portfolio remains quite short -- less than 1.5 years; therefore, we expect little price volatility from our fixed income portion of the portfolio.

Although the securities with the largest impact on the Fund's performance during the second quarter all had negative effects, the combined magnitude of these declines was relatively modest. Positive performance from other equity securities, as well as from all the other asset classes in the Fund's portfolio, helped to winnow down the overall loss to only 0.91% during the quarter. Having a negative quarter does not sit well with us, regardless of whether it compares favorably with other mutual funds or market indices. On a more satisfactory basis, however, the Fund has generated a positive return of 6.35% on a year-to-date basis through June 30, 2006.

INVESTMENT STRATEGY

We have taken advantage of the volatility in the equity markets during the quarter by establishing new equity positions in EFJ, Inc., Horizon Offshore, and Rosetta Resources. Furthermore, we made additional purchases of current holdings in Energy Partners, Ltd., KMG America, NGP Capital Resources, Prestige Brands, USI Holdings Corp., and Wabash National Corp. Similarly, we have added to our holdings of several existing fixed income investments, and have made initial purchases of the convertible bonds of Amazon.com, i2 Technologies, and Sanmina-SCI Corp. and of the (non-convertible) bonds of Tempur-Pedic International.

GREENSPRING FUND
PORTFOLIO ALLOCAION
AS OF JUNE 30, 2006

Common Stocks                   44%
Convertible Bonds               42%
Cash Equivalents                 5%
Investment Companies             3%
Corporate Bonds                  3%
Preferred Stocks                 3%

While the turmoil in the markets makes for some difficult days for investors, we view the increased volatility as an opportunity. As investors let their emotions get the better of them, and sell securities in order to raise cash in a declining market, this selling often creates bargains in the marketplace. We are searching for stocks that have been unjustifiably marked down in price in the short run, yet have attractive long-term prospects, are well managed, and generate significant amounts of free cash flow. We look forward to reporting on additional positive developments as the year progresses.

                                                  Respectfully,

                                                  /s/ Charles vK. Carlson

                                                  Charles vK. Carlson
                                                  President

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures.

                                GREENSPRING FUND
       PERFORMANCE SINCE INCEPTION ON JULY 1, 1983 THROUGH JUNE 30, 2006

              HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*<F2>

YEAR              DOLLAR
----              ------
7/83              10,000
12-83             11,223
Dec-84            12,692
12/85             15,238
Dec-86            17,668
Dec-87            19,304
12/88             22,389
Dec-89            24,762
Dec-90            23,149
12/91             27,626
Dec-92            32,190
Dec-93            36,906
12/94             37,952
Dec-95            45,082
Dec-96            55,291
12/97             68,532
Dec-98            57,585
Dec-99            59,108
12/00             68,354
Dec-01            75,345
Dec-02            70,835
12/03             93,036
Dec-04           101,120
Dec-05           107,761
6/06             114,606

*<F2> Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund's return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2006. The total value of $114,606 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five and ten year periods ended June 30, 2006 were 13.55%, 12.52%, 8.85% and 8.99%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

FEATURES AVAILABLE ON OUR WEB SITE:

    O  Online access to your account
    O  Register to make ACH Greenspring Fund purchases
    O  Sign up for quarterly Greenspring Fund e-mails

    O  Daily price updates
    O  Month-end top 10 holdings
    O  Schedule of Investments as of quarter-end
    O  Month-end sector weightings
    O  IRA Rollover forms

                            WWW.GREENSPRINGFUND.COM

Distributed by Quasar Distributors, LLC.  7/06

EXPENSE EXAMPLE For the Six Months Ended June 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2006 - 6/30/2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Expenses Paid
                             Beginning          Ending       During the Period
                           Account Value    Account Value        1/1/2006 -
                             1/1/2006         6/30/2006        6/30/2006*<F3>
                           -------------    -------------     ----------------
Actual                        $1,000            $1,064             $5.53

Hypothetical
(5% annual return
before expenses)              $1,000            $1,019             $5.41

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares                                                                Value
------                                                                -----
COMMON STOCKS: 42.6%

BUILDING PRODUCTS: 0.5%
    38,400   Griffon Corp.*<F4>                                   $  1,002,240
                                                                  ------------
BUSINESS & PROFESSIONAL SERVICES: 2.2%
   165,450   FTI Consulting, Inc.*<F4>                               4,429,097
                                                                  ------------
COMMERICAL BANKS: 1.2%
    18,000   American National
               Bankshares, Inc.                                        416,340
       759   Fulton Financial Corp.                                     12,083
    26,190   Provident Bankshares Corp.                                953,054
    14,476   SunTrust Banks, Inc.                                    1,103,940
                                                                  ------------
                                                                     2,485,417
                                                                  ------------
COMMUNICATIONS EQUIPMENT: 1.7%
    55,800   Digi International, Inc.*<F4>                             699,174
    62,100   EFJ, Inc.*<F4>                                            373,221
   203,179   Radyne Corp.*<F4>                                       2,312,177
                                                                  ------------
                                                                     3,384,572
                                                                  ------------
CONSTRUCTION & ENGINEERING: 3.4%
    67,800   EMCOR Group, Inc.*<F4>                                  3,299,826
   175,525   Michael Baker Corp.*<F4>                                3,808,893
                                                                  ------------
                                                                     7,108,719
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES: 0.6%
    23,000   CIT Group, Inc.                                         1,202,670
                                                                  ------------
DIVERSIFIED GAS UTILITIES: 2.0%
   108,400   Energen Corp.                                           4,163,644
                                                                  ------------
ELECTRIC UTILITIES: 1.5%
    99,000   PPL Corp.                                               3,197,700
                                                                  ------------
ELECTRICAL EQUIPMENT: 0.4%
     8,700   Emerson Electric Co.                                      729,147
                                                                  ------------
ENERGY EQUIPMENT & SERVICES: 1.7%
   166,863   Horizon Offshore, Inc.*<F4>                             3,497,448
                                                                  ------------
ENVIRONMENTAL SERVICES: 3.2%
   363,000   Allied Waste Industries, Inc.*<F4>                      4,123,680
   108,500   Waste Industries USA, Inc.                              2,460,780
                                                                  ------------
                                                                     6,584,460
                                                                  ------------
HOUSEHOLD & PERSONAL PRODUCTS: 1.0%
   211,300   Prestige Brands
               Holdings, Inc.*<F4>                                   2,106,661
                                                                  ------------
INSURANCE: 6.9%
    11,300   Assurant, Inc.                                            546,920
   552,150   KMG America Corp.*<F4>                                  4,897,570
    34,450   PartnerRe, Ltd.#<F5>                                    2,206,522
   226,184   United America
               Indemnity, Ltd.#<F5>*<F4>                             4,713,675
    55,575   W.R. Berkley Corp.                                      1,896,775
                                                                  ------------
                                                                    14,261,462
                                                                  ------------
INSURANCE BROKERS: 1.9%
   300,000   USI Holdings Corp.*<F4>                                 4,023,000
                                                                  ------------
MACHINERY: 0.3%
    20,000   Pentair, Inc.                                             683,800
                                                                  ------------
METALS & MINING: 0.8%
    76,700   Brush Engineered
               Materials, Inc.*<F4>                                  1,599,195
                                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION: 6.6%
    40,300   CNX Gas Corp.*<F4>                                      1,209,000
     5,626   ConocoPhillips                                            368,672
   115,500   Energy Partners, Ltd.*<F4>                              2,188,725
    22,280   EOG Resources, Inc.                                     1,544,895
    36,500   Rosetta Resources, Inc.*<F4>                              606,630
    96,000   Suncor Energy, Inc.#<F5>                                7,776,960
                                                                  ------------
                                                                    13,694,882
                                                                  ------------
REAL ESTATE: 0.3%
     4,500   First Potomac Realty Trust                                134,055
    27,500   Urstadt Biddle
               Properties, Inc. - Class A                              447,975
                                                                  ------------
                                                                       582,030
                                                                  ------------
THRIFTS & MORTGAGE FINANCE: 0.7%
    30,000   Washington Mutual, Inc.                                 1,367,400
                                                                  ------------
TRANSPORTATION: 5.7%
   141,287   Rush Enterprises, Inc.
               - Class A*<F4>                                        2,567,185
   172,199   Rush Enterprises, Inc.
               - Class B*<F4>                                        2,910,163
    28,200   SCS Transportation, Inc.*<F4>                             776,346
   360,350   Wabash National Corp.                                   5,534,976
                                                                  ------------
                                                                    11,788,670
                                                                  ------------
TOTAL COMMON STOCKS
(cost $59,149,885)                                                  87,892,214
                                                                  ------------
INVESTMENT COMPANIES: 3.0%
   425,762   NGP Capital Resources Co.
               (cost $5,794,626)                                     6,228,898
                                                                  ------------
PREFERRED STOCKS: 3.4%

REAL ESTATE: 3.4%
   163,147   Apartment Investment
               & Management Co.
               - Series R, 10.000%                                   4,107,226
    36,950   Corporate Office Properties
               Trust - Series E, 10.250%                               923,381
    82,800   Corporate Office Properties
               Trust - Series F, 9.875%                              2,086,146
                                                                  ------------
               (cost $7,240,929)                                     7,116,753
                                                                  ------------

PRINCIPAL
---------
CONVERTIBLE BONDS: 41.7%

BIOTECHNOLOGY: 2.3%
$4,761,000   CuraGen Corp.,
               6.000%, 2/2/07                                        4,707,439
                                                                  ------------
COMMUNICATIONS EQUIPMENT: 2.2%
 4,653,000   Ciena Corp.,
               3.750%, 2/1/08                                        4,472,696
                                                                  ------------
COMPUTER STORAGE & PERIPHERALS: 1.4%
 2,653,000   Brocade Communications
               Systems, Inc.,
               2.000%, 1/1/07                                        2,649,684
   303,000   Emulex Corp.,
               0.250%, 12/15/23                                        296,182
                                                                  ------------
                                                                     2,945,866
                                                                  ------------
CONSTRUCTION & ENGINEERING: 3.4%
 7,168,000   Quanta Services, Inc.,
               4.000%, 7/1/07                                        7,078,400
                                                                  ------------
ELECTRONICS MANUFACTURING SERVICES: 2.6%
 5,446,000   Sanmina - SCI Corp.,
               3.000%, 3/15/07                                       5,296,235
                                                                  ------------
ENVIRONMENTAL SERVICES: 0.9%
 1,975,000   Allied Waste Industries, Inc.,
               4.250%, 4/15/34                                       1,826,875
                                                                  ------------
INTERNET & CATALOG RETAIL: 3.2%
 6,814,000   Amazon.com, Inc.,
               4.750%, 2/1/09                                        6,566,992
                                                                  ------------
PHARMACEUTICALS: 9.6%
 6,460,000   Millennium
               Pharmaceuticals, Inc.,
               5.500%, 1/15/07                                       6,460,000
   300,000   Millennium
               Pharmaceuticals, Inc.,
               5.000%, 3/1/07                                          297,000
 2,420,000   Nektar Therapeutics,
               5.000%, 2/8/07                                        2,404,875
 2,313,000   Nektar Therapeutics,
               3.500%, 10/17/07                                      2,269,631
 8,523,000   Sepracor, Inc.,
               5.000%, 2/15/07                                       8,501,693
                                                                  ------------
                                                                    19,933,199
                                                                  ------------
SEMICONDUCTOR EQUIPMENT: 9.3%
 5,622,000   Agere Systems, Inc.,
               6.500%, 12/15/09                                      5,586,862
 8,870,000   Brooks Automation, Inc.,
               4.750%, 6/1/08                                        8,659,337
 5,043,000   Veeco Instruments, Inc.,
               4.125%, 12/21/08                                      4,929,533
                                                                  ------------
                                                                    19,175,732
                                                                  ------------
SOFTWARE: 6.8%
 2,898,000   BEA Systems, Inc.,
               4.000%, 12/15/06                                      2,879,888
   365,000   i2 Technologies, Inc.,
               5.250%, 12/15/06                                        361,350
 6,250,000   Mercury Interactive Corp.,
               4.750%, 7/1/07                                        6,250,000
 3,485,000   Mercury Interactive Corp.,
               0.000%, 5/1/08                                        3,659,250
   933,000   Wind River Systems, Inc.,
               3.750%, 12/15/06                                        919,005
                                                                  ------------
                                                                    14,069,493
                                                                  ------------
TOTAL CONVERTIBLE BONDS
(cost $85,287,099)                                                  86,072,927
                                                                  ------------

SHARES
------
CORPORATE BONDS: 3.3%

MATTRESSES, FOUNDATIONS, AND CONVERTIBLE BEDS: 3.3%
 6,404,000   Tempur-Pedic
               International, Inc.,
               10.250%, 8/15/10
               (cost $6,752,156)                                     6,788,240
                                                                  ------------
SHORT-TERM INVESTMENTS: 4.8%

MONEY MARKET INVESTMENTS: 4.8%
 1,209,646   AIM Liquid Assets                                       1,209,646
 8,634,091   AIM STIC
               Prime Portfolio                                       8,634,091
                                                                  ------------
             (cost $9,843,737)                                       9,843,737
                                                                  ------------
TOTAL INVESTMENTS IN
SECURITIES
(cost $174,068,432):  98.8%                                        203,942,769

Other Assets less Liabilities:  1.2%                                 2,498,564
                                                                  ------------
NET ASSETS: 100.00%                                               $206,441,333
                                                                  ------------
                                                                  ------------

*<F4>     Non-income producing securities.
#<F5>     U.S. security of foreign issuer.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2006 (Unaudited)

ASSETS
   Investments in securities, at value (cost $174,068,432)        $203,942,769
   Cash                                                                143,360
   Receivables:
       Fund shares sold                                              1,598,522
       Dividends and interest                                        1,504,474
   Prepaid expenses                                                     16,821
                                                                  ------------
       Total assets                                                207,205,946
                                                                  ------------

LIABILITIES
   Payables:
       Securities purchased                                            534,381
       Fund shares redeemed                                              3,510
       Due to Adviser (Note 5)                                         127,035
   Accrued expenses                                                     99,687
                                                                  ------------
       Total liabilities                                               764,613
                                                                  ------------
   NET ASSETS                                                     $206,441,333
                                                                  ------------
                                                                  ------------
   Capital shares issued and outstanding (60,000,000 shares
       authorized, $0.01 par value)                                  8,999,568
                                                                  ------------
                                                                  ------------
   Net asset value, offering and redemption price per share       $      22.94
                                                                  ------------
                                                                  ------------
COMPONENTS OF NET ASSETS
   Capital stock at par value                                     $     89,996
   Paid-in capital                                                 172,206,312
   Undistributed net investment income                               2,612,668
   Undistributed net realized gain on investments                    1,658,020
   Net unrealized appreciation on investments                       29,874,337
                                                                  ------------
       NET ASSETS                                                 $206,441,333
                                                                  ------------
                                                                  ------------

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME
Income
   Interest                                                        $ 2,626,047
   Dividends (net of foreign withholding taxes of $1,762)              709,161
                                                                   -----------
       Total income                                                  3,335,208
                                                                   -----------
Expenses
   Advisory fees (Note 5)                                              687,349
   Transfer agent fees (Note 6)                                         80,328
   Administration fees                                                  80,068
   Administration fees - Corbyn (Note 5)                                24,041
   Fund accounting fees                                                 22,473
   Legal fees                                                           17,908
   Reports to shareholders                                              17,669
   Custody fees                                                         15,388
   Blue sky fees                                                        12,401
   Audit fees                                                           10,933
   Directors fees                                                        7,929
   Insurance fees                                                        5,611
   Miscellaneous fees                                                    5,461
   Registration fees                                                     3,217
                                                                   -----------
       Total expenses                                                  990,776
                                                                   -----------
           Net investment income                                     2,344,432
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                     1,613,318
Change in net unrealized appreciation/depreciation on investments    6,065,618
                                                                   -----------
   Net realized and unrealized gain on investments                   7,678,936
                                                                   -----------
   Net increase in net assets resulting from operations            $10,023,368
                                                                   -----------
                                                                   -----------

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2006#<F7>  DECEMBER 31, 2005
                                                                 ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                            $  2,344,432        $  3,187,652
   Net realized gain on investments                                    1,613,318              29,849
   Capital gain distribution from regulated
     investment company                                                       --              14,542
   Change in net unrealized appreciation/depreciation
     on investments                                                    6,065,618           5,452,448
                                                                    ------------        ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                              10,023,368           8,684,491
                                                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                 --          (2,956,950)
   From net realized gain                                                     --          (1,601,408)
                                                                    ------------        ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    --          (4,558,358)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assests derived
     from net change in outstanding shares (a)<F6>+<F8>               38,831,778          20,973,422
                                                                    ------------        ------------
       TOTAL INCREASE IN NET ASSETS                                   48,855,146          25,099,555
                                                                    ------------        ------------
NET ASSETS
   Beginning of period                                               157,586,187         132,486,632
                                                                    ------------        ------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $2,612,668 AND $268,236, RESPECTIVELY)               $206,441,333        $157,586,187
                                                                    ------------        ------------
                                                                    ------------        ------------

(a)<F6>  A summary of capital share transactions is as follows:

                                       Six Months Ended                Year Ended
                                      June 30, 2006#<F7>            December 31, 2005
                                     -------------------           -------------------
                                     Shares        Value           Shares        Value
                                     ------        -----           ------        -----
Shares sold                         2,337,369    $53,424,411      2,444,787    $51,392,901
Shares issued in reinvestment
  of distributions                          -              -        202,409      4,291,396
Shares redeemed +<F8>                (642,465)   (14,592,633)    (1,679,277)   (34,710,875)
                                    ---------    -----------     ----------    -----------
Net increase                        1,694,904    $38,831,778        967,919    $20,973,422
                                    ---------    -----------     ----------    -----------
                                    ---------    -----------     ----------    -----------

#<F7>   Unaudited.
+<F8>   Net of redemption fees of $13,092 and $12,352, respectively.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                   Six Months
                                     Ended
                                    June 30,                             Year Ended December 31,
                                   2006#<F9>         2005           2004           2003           2002           2001
                                   ---------         ----           ----           ----           ----           ----
Net asset value,
beginning of period                 $ 21.57        $ 20.91        $ 19.96        $ 15.70        $ 17.74        $ 16.98
                                    -------        -------        -------        -------        -------        -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                  0.25           0.47           0.52           0.53           0.88           0.93
Net realized and unrealized
  gain (loss) on investments           1.12           0.88           1.18           4.34          (1.98)          0.79
                                    -------        -------        -------        -------        -------        -------
Total from investment
  operations                           1.37           1.35           1.70           4.87          (1.10)          1.72
                                    -------        -------        -------        -------        -------        -------

LESS DISTRIBUTIONS:
From net investment income               --          (0.44)         (0.56)         (0.61)         (0.94)         (0.96)
From net realized gain                   --          (0.25)         (0.19)            --             --             --
                                    -------        -------        -------        -------        -------        -------
Total distributions                      --          (0.69)         (0.75)         (0.61)         (0.94)         (0.96)
                                    -------        -------        -------        -------        -------        -------
Paid-in capital from
  redemption fees (Note 1)               --*<F10>       --*<F10>       --*<F10>       --*<F10>       --*<F10>       --
                                    -------        -------        -------        -------        -------        -------
Net asset value,
  end of period                     $ 22.94        $ 21.57        $ 20.91        $ 19.96        $ 15.70        $ 17.74
                                    -------        -------        -------        -------        -------        -------
                                    -------        -------        -------        -------        -------        -------
Total return                          6.35%^<F11>    6.57%          8.69%         31.34%        (5.99)%         10.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (millions)                 $ 206.4        $ 157.6        $ 132.5        $ 109.3         $ 51.3         $ 50.7
Ratio of expenses to
  average net assets                  1.08%+<F12>    1.16%          1.06%          1.14%          1.19%          1.19%
Ratio of net
  investment income
  to average net assets               2.56%+<F12>    2.30%          2.60%          3.44%          5.33%          5.04%
Portfolio turnover rate              13.61%^<F11>   36.22%         35.21%        102.43%         78.58%         89.41%

#<F9>    Unaudited.
*<F10>   Amount less than $0.01 per share.
^<F11>   Not Annualized.
+<F12>   Annualized.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Greenspring Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. ("Corbyn" or the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.
These factors are subject to change over time and are reviewed periodically.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

"Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund's policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

Risk of loss arising from indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 2 - DIVIDENDS AND DISTRIBUTIONS

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2006, purchases and sales of investments, other than short-term investments, aggregated $46,164,885 and $21,785,535, respectively.

NOTE 4 - FEDERAL INCOME TAXES

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

     Cost of investments                                       $133,850,207
                                                               ------------
                                                               ------------

     Gross tax unrealized appreciation                           25,700,847
     Gross tax unrealized depreciation                           (1,944,687)
                                                               ------------
     Net tax unrealized appreciation                             23,756,160
                                                               ------------

     Undistributed ordinary income                                  320,795
     Undistributed long-term capital gain                            44,702
                                                               ------------
     Total distributable earnings                                   365,497
                                                               ------------

     Other accumulated gains/(losses)                                     -
                                                               ------------
     Total accumulated earnings/(losses)                       $ 24,121,657
                                                               ------------
                                                               ------------

NOTE 5 - TRANSACTIONS WITH RELATED PARTIES

Corbyn serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2006, the Fund incurred $687,349 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2006, the Fund incurred $24,041 in administrative fees to Corbyn.

At June 30, 2006, investors for whom Corbyn was investment adviser held 662,140 shares of the Fund's common stock.

NOTE 6 - SHAREHOLDER SERVICING FEES

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements, whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund. The Board of Directors has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for administering the accounts on an individual basis. This amount is included in "Transfer agent fees" on the accompanying Statement of Operations. For the six months ended June 30, 2006, the Fund incurred $45,737 of such fees.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Continuance of the Investment Advisory Agreement (the "Agreement") must be considered annually by the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) (the "Independent Directors"). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the "Board"), including the Independent Directors, approved the continuance of the Agreement most recently at the Board's February 2006 meeting. To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met in executive session with legal counsel to the Fund to consider the approval of the Agreement. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available. Following this session, the full Board reconvened and unanimously approved the continuation of the Agreement as being in the best interest of the Fund. Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

     1. THE NATURE, EXTENT, AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER UNDER THE AGREEMENT. The Board considered the specific responsibilities of all aspects of the day-to-day management of the Fund. The Board considered the qualifications and experience of the portfolio manager and other key personnel of the Adviser involved with the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including the backgrounds of the chief compliance officers of both the Fund and the Adviser, as well as the Adviser's compliance record. The Board also considered the Adviser's marketing efforts and its continued commitment to the Fund's growth. The Board noted that the Adviser has managed the Fund since its inception, providing a consistent investment approach with low turnover of the Adviser's staff. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under its advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

     2. THE FUND'S HISTORICAL INVESTMENT PERFORMANCE. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to the performance of various category, relative index and major market benchmarks. The Board noted that the Fund outperformed both of its category benchmarks, which are groups of other mutual funds with similar investment styles selected by independent providers of mutual fund information, for the 1-, 3-, 5- and 10-year periods ended December 31, 2005. The Board also considered the consistency of returns and the level of risk taken. The Board concluded that the Adviser's historical investment performance was highly satisfactory under current market conditions and consistent with the Fund's long-term performance objective.

     3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed a presentation comparing the Fund to a group of peer funds. Each of the peer funds used a research-intensive investment style similar to that of the Fund and did not have a 12b-1 Plan. The Board considered that the Fund's contractual advisory fee of 0.75% was less than the median contractual advisory fee of the peer funds at a common net asset level. The Board also considered that the Fund's total expense ratio of 1.16% was lower than the median total expense ratio of the peer funds. The Board concluded that, although the Adviser had not agreed to waive and/or reimburse Fund expenses at a certain level, the Adviser had consistently maintained an annual expense ratio in line with its peer group. Additionally, the fees charged by the Adviser were in line with the fees it charged to its other separately managed accounts and were not excessive.

     4. ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Agreement's fee schedule included breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund would decrease at the higher asset levels. The Board concluded that there were no significant economies of scale to be shared by the Adviser at current asset levels, but considered revisiting this issue in the future as circumstances and asset levels changed.

     5. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER. The Board then discussed the costs of the services to be provided and the profitability of the Adviser. Specific attention was given to the methodologies followed in allocating costs to the Fund. The Board recognized that the cost allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. After such review, the Board determined that the profitability of the Adviser with respect to the Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services to the Fund.

     6. OTHER FACTORS AND CONSIDERATIONS. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund's equity transactions. The Board noted that the commissions paid by the Fund are reasonable and that the Fund receives quality execution, regardless of whether the commissions are used to pay for research through soft dollar arrangements. Other material information considered includes the Adviser's management of its relationship with the Fund's third party service providers, and expenses paid to those third parties. Also, at its quarterly meetings, the Board reviews detailed information relating to the Fund's portfolio and performance, and receives a presentation from the Fund's portfolio manager.

The Board did not identify any single factor discussed previously, but instead considered all factors collectively in its determination to approve the Agreement. The Directors, including the Independent Directors, unanimously concluded that the terms of the Agreement are fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that the Agreement is in the best interest of the Fund.

                         GREENSPRING FUND, INCORPORATED
                        2330 WEST JOPPA ROAD, SUITE 110
                             LUTHERVILLE, MD 21093
                                 (410) 823-5353
                                 (800) 366-3863
                            WWW.GREENSPRINGFUND.COM

The Fund's proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund's proxy voting record is also available on the Commission's website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. The Fund's first and third quarter reports are available on its website at www.greenspringfund.com.

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael T. Godack
Richard Hynson, Jr.
Michael P. O'Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Michael T. Godack
Sr. Vice President

Elizabeth Agresta Swam
Chief Compliance Officer
Secretary and Treasurer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR,
FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Kirkpatrick & Lockhart
Nicholson Graham LLP
1601 K Street, N.W.
Washington, DC 20006

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Greenspring Fund, Incorporated
                   -------------------------------------------------------------

     By (Signature and Title)*<F13> /s/ Charles vK. Carlson
                                    --------------------------------------------
                                    Charles vK. Carlson, Chief Executive Officer

     Date   August 28, 2006
            --------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F13> /s/ Charles vK. Carlson
                                    --------------------------------------------
                                    Charles vK. Carlson, Chief Executive Officer

     Date   August 28, 2006
            --------------------------------------------------------------------

     By (Signature and Title)*<F13> /s/ Michael J. Fusting
                                    --------------------------------------------
                                    Michael J. Fusting, Chief Financial Officer

     Date   August 28, 2006
            --------------------------------------------------------------------

*<F13> Print the name and title of each signing officer under his or her signature.